THE VANTAGEPOINT FUNDS Core Bond Index Fund Ticker Symbol: Class I: VPCIX Class II: VPCDX
SUMMARY PROSPECTUS • MAY 1, 2012

Before you invest you may want to review The Vantagepoint Funds’ prospectus and statement of additional information, which contain more information about the Fund and its risks. The current prospectus and statement of additional information dated May 1, 2012, are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.icmarc.org/vpprospectus. You can also get this information at no cost by calling 800-669-7400 or by sending an email request to investorservices@icmarc.org.

 Investment Objective

To offer current income by approximating the performance of the Barclays U.S. Aggregate Bond Index.

 Fund Fees & Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)

Transaction fees		None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage
of the value of your investment)	Class I	Class II

Management fees	0.05%	0.05%

Subadviser fees	0.02%	0.02%

Other expenses	0.34%	0.14%

Total annual fund operating expenses	0.41%	0.21%

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class I	Class II

1 year	$42	$22

3 years	$132	$68

5 years	$230	$118

10 years	$518	$268

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 57% of the average value of its portfolio.

 Investments, Risks, and Performance

Principal Investment Strategies
The Fund invests, under normal circumstances, at least 90% of its net assets in bonds and other fixed income securities included in the Barclays U.S. Aggregate Bond Index, selected and weighted to seek to result in investment characteristics comparable to those of that index and performance that correlates with the performance of that index.

The Fund follows an indexed or “passively managed” approach to investing. This means that securities are selected for investment to try to approximate the investment characteristics and performance of the index. The subadviser employs a sampling technique to approximate index characteristics, using fewer securities than are contained in the index. The Barclays U.S. Aggregate Bond Index is an unmanaged index that consists of investment grade U.S. dollar-denominated fixed income securities (i.e., U.S. dollar-denominated securities rated within the four highest grades by a major ratings agency).

While there is no guarantee, the investment adviser expects the correlation between the Fund and its index to be at least 0.95. A correlation of 1.00 would mean the returns of the Fund and the index almost always move in the same direction (but not necessarily by the same amount). A correlation of 0.00 would mean movements in the Fund are unrelated to movements in the index.

Principal Investment Risks
There is no guarantee that the Fund will achieve its investment objective. You may lose money by investing in the Fund. The Fund’s principal investment risks are summarized below:

Interest Rate Risk
Fixed income securities fluctuate in value as interest rates change. When interest rates rise, the market prices of fixed income securities will usually decrease; when interest rates fall, the market prices of fixed income securities usually will increase.
U.S. Government Agency Securities Risk
Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S.

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Treasury. Further, there is no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) that issue or guarantee certain securities. If a government agency or a government-sponsored enterprise is unable to meet its obligations, the Fund may experience a loss.
Mortgage-backed Securities Risk
Defaults on the mortgages underlying mortgage-backed securities may adversely affect the value of these securities. These securities are also subject to interest rate risk, credit risk, prepayment risk, and extension risk. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of fixed income securities.
Asset-backed Securities Risk
Defaults on the assets underlying asset-backed securities may adversely affect the value of these securities. These securities are subject to risks associated with the nature of the underlying assets and are also subject to interest rate risk, credit risk, prepayment risk, and extension risk. Certain asset-backed securities may be more volatile and less liquid than other traditional types of fixed income securities.
Credit Risk
An issuer of a fixed income security may be unable or unwilling to make payments of principal or interest to the holders of such securities or may declare bankruptcy. These events could cause the Fund to lose money.
Index Fund Risk
The Fund is designed to approximate the investment characteristics and performance of a specified index. Securities may be purchased, held, and sold by the Fund at times when an actively managed fund would not do so. Performance of the Fund will deviate from the performance of its benchmark index, which is known as tracking error. Tracking error may be caused by: (i) fees and expenses of the Fund (whereas the benchmark index has no management fees or transaction expenses); (ii) changes to the benchmark index; and (iii) the timing of cash flows into and out of the Fund.
 Risk/Return Bar Chart and Table

The Bar Chart and Average Annual Total Returns table demonstrate the risks of investing in the Fund, by showing how the Fund’s (Class I) performance can change from year to year and by showing how the Fund’s average annual total returns compare with a broad-based securities market index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.

Best Quarter	Worst Quarter
4.55%	-2.56%
(3rd Qtr 2002)	(2nd Qtr 2004)

	1 year		5 years		10 years

Average Annual
Total Returns
(for the periods ended
December 31, 2011)	Class I	Class II	Class I	Class II	Class I	Class II
Core Bond Index Fund

Return before taxes	7.41%	7.57%	6.05%	6.25%	5.32%	5.53%

Return after taxes on distributions	6.08%	—	4.41%	—	3.58%	—

Return after taxes on distributions and sale of fund shares	4.78%	—	4.20%	—	3.51%	—

Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	7.84%	—	6.50%	—	5.78%	—

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(a)/457 plans or individual retirement accounts. After-tax returns are shown for Class I shares only. After-tax returns for Class II shares will vary.

 Management

Investment Adviser: Vantagepoint Investment Advisers, LLC

Subadviser:

Mellon Capital Management Corporation
Name	Title with Subadviser	Length of Service
David Kwan, CFA	Managing Director, Head of Fixed Income Management	Portfolio Manager of the Fund since March 2004

Lowell Bennett, CFA	Managing Director, Fixed Income Strategist	Portfolio Manager of the Fund since March 2004

Purchase and Sale of Fund Shares
Class I shares of the Fund are available to Individual Retirement Accounts (“IRAs”) and other individual accounts. Class II shares of the Fund are available to public sector employee benefit plan(s) sponsored by a public employer or other account that utilizes the EZLink platform and (i) has total assets in excess of $20 million administered by ICMA Retirement Corporation or (ii) has other qualifying characteristics.

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There is no minimum investment except for Vantagepoint Elite investors. The minimum initial investment amount for Vantagepoint Elite investors is $5,000, and the minimum subsequent investment amount is $1,000 ($200 for purchases through an automatic investment program). Please see the prospectus for additional information about the Vantagepoint Elite program.

Shares of the Fund may be redeemed on any business day. To redeem shares that you own through an IRA or a VantageCare RHS Employer Investment Program (“EIP”), you must send your request, in writing, c/o Vantagepoint Transfer Agents, LLC, P.O. Box 17010, Baltimore, Maryland 21297-1010. You can call Investor Services at 800-669-7400 for an IRA account withdrawal form or Client Services at 800-326-7272 for an EIP account redemption form.

Tax Information
Shareholders who invest in the Fund through a tax qualified plan ordinarily will not be taxed on distributions (whether ordinary income or capital gains) until they receive distributions or withdrawals from their plan. Distributions to Vantagepoint Elite investors will normally be taxed as ordinary income or capital gains when they are received.

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ICMA Retirement Corporation 777 North Capitol Street, NE Washington, DC 20002-4240

BRC000-072-201205-C2026

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